SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2009

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25233	80-0091851
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Rella Boulevard, Montebello, New York	10901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2009, the Board of Directors of Provident New York Bancorp (the “Registrant”) approved an amendment to the Registrant’s Bylaws to 1) delete the limitation on the number of times a member may participate in a meeting of the Board by means of conference telephone or similar communications equipment and 2) to provide members of any committee of the Registrant to participate in a meeting of such committee by means of conference telephone or similar communications equipment.

Item 9.01.	Financial Statements and Exhibits

a.	Not Applicable.

b.	Not Applicable.

c.	Not Applicable.

d.	Exhibits.

Exhibit No.	Exhibit
(3)(ii)	Text of amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: March 30, 2009	By:	/s/ Paul A. Maisch
Paul A. Maisch
Executive Vice President and Chief Financial Officer